UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	January 22, 2008 (November 5, 2007)

Crown Crafts, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7604	58-0678148

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA		70737

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 9, 2007 (the “Original Report”), Crown Crafts Infant Products, Inc. (“CCIP”), a wholly-owned subsidiary of Crown Crafts, Inc. (the “Company”), purchased certain assets from, and assumed certain liabilities of, Springs Global US, Inc. (“Springs”) with respect to their Baby Products Line (“Springs Baby”). This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to amend Item 9.01 of the Original Report to provide certain audited financial statements of Springs and certain unaudited pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
     As a result of Springs Baby being a small part of the Springs organization during the periods under audit, Springs Baby was not accounted for as a stand-alone business and did not maintain a complete general ledger or prepare full financial statements. For a more detailed explanation of the financial statements filed herewith, see Note 1 to the audited financial statements, which are included herein as Exhibit 99.2 to this Amendment and incorporated herein by reference.
     Included herein as Exhibit 99.2 to this Amendment are the following:
•	Independent Auditors’ Report

•	Statements of Revenues and Direct Expenses for the Year Ended December 30, 2006, and the nine-month periods ended September 29, 2007 and September 30, 2006, (unaudited);

•	Statements of Assets to be Sold and Liabilities to be Transferred as of December 30, 2006 and September 29, 2007 (unaudited); and

•	Notes to Statements.
(b)	Pro Forma Financial Information.
             Included herein as Exhibit 99.3 to this Amendment are the following:
•	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2007;

•	Related Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.
(d)	Exhibits.

2.1	Asset Purchase Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc. (1)

10.1	Noncompetition and Non-Disclosure Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc. (1)

10.2	Warehousing Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc. (1)

10.3	Transition Services Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc. (1)

10.4	First Amendment to Financing Agreement dated as of November 5, 2007 by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc. (1)

10.5	First Amendment to Mortgage, Assignment of Leases and Rents, and Security Agreement dated November 5, 2007 from Churchill Weavers, Inc. to The CIT Group/Commercial Services, Inc. (1)

23.1	Consent of Independent Auditors (2)

99.1	Press Release dated November 5, 2007 (1)

99.2	Statements of Revenues and Direct Expenses and Statements of Assets to be Sold and Liabilities to be Transferred (2)

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet (2)

(1)	Previously filed with the filing of the Original Report.

(2)	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.

	By:	/s/ Amy Vidrine Samson

Amy Vidrine Samson,
Vice President and Chief Financial Officer
Chief Accounting Officer

Dated: January 22, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Asset Purchase Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc. (1)

10.1	Noncompetition and Non-Disclosure Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc. (1)

10.2	Warehousing Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc. (1)

10.3	Transition Services Agreement dated as of November 5, 2007 by and between Springs Global US, Inc. and Crown Crafts Infant Products, Inc. (1)

10.4	First Amendment to Financing Agreement dated as of November 5, 2007 by and among Crown Crafts, Inc., Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc. (1)

10.5	First Amendment to Mortgage, Assignment of Leases and Rents, and Security Agreement dated November 5, 2007 from Churchill Weavers, Inc. to The CIT Group/Commercial Services, Inc. (1)

23.1	Consent of Independent Auditors (2)

99.1	Press Release dated November 5, 2007 (1)

99.2	Statements of Revenues and Direct Expenses and Statements of Assets to be Sold and Liabilities to be Transferred (2)

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet (2)

(1)	Previously filed with the filing of the Original Report.

(2)	Filed herewith.